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ZOOM TECHNOLOGIES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER

SHARES

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

CUSIP 98976E 10 3

is the owner of

fully-paid and non-assessable shares of the COMMON STOCK, $0.01 par value, of

ZOOM TECHNOLOGIES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate and the shares of Common Stock represented hereby are issued and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and the Bylaws of the Corporation, each as from time to time amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

Dated:

VICE PRESIDENT—FINANCE,
CHIEF FINANCIAL OFFICER AND TREASURER

ZOOM TECHNOLOGIES, INC.
CORPORATE
SEAL
1990
DELAWARE

CHAIRMAN OF THE BOARD AND PRESIDENT

COUNTERSIGNED AND REGISTERED
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

☐☐☐–☐☐☐–☐☐☐

____
(Name and address of transferee)

____

____ shares
of the common stock registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints

____ the attorney
of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

DATED:

________________________ (Signature of Witness)

________________________ (Signature of Witness)

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.

Signature Guaranteed By:

____
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15